DEBT	9 Months Ended
Sep. 30, 2017
DEBT
DEBT

NOTE 7. DEBT

Outstanding debt, net of debt issuance costs of $12 million, consisted of the following:

	September 30,	December 31,
(Dollars in millions)	2017	2016
Term loan facility	$368	$—
Senior notes	370	—
Amounts outstanding under A/R programs	—	106
Variable interest entities	2	2
Other	11	21
Total debt—excluding debt to affiliates	$751	$129
Less: short-term debt and current portion of long-term debt	4	10
Total long-term debt—excluding debt to affiliates	$747	$119
Notes payable to affiliates	—	882
Total debt	$747	$1,001

The estimated fair values of the Term Loan Facility and the ABL Facility approximate their carrying value. The fair value of the Senior Notes at September 30, 2017 was approximately $390 million. The estimated fair value of the Senior Notes is based on quoted market prices for the identical liability when traded as an asset in an active market (Level 1).

Senior Notes

On July 14, 2017, the Issuers entered into an indenture in connection with the issuance of the Senior Notes.

The Senior Notes are general unsecured senior obligations of the Issuers and are guaranteed on a general unsecured senior basis by Venator and certain of Venator’s subsidiaries.

The indenture related to the Senior Notes imposes certain limitations on the ability of Venator and certain of its subsidiaries to, among other things, incur additional indebtedness secured by any principal properties, incur indebtedness of non-guarantor subsidiaries, enter into sale and leaseback transactions with respect to any principal properties and consolidate or merge with or into any other person or lease, sell or transfer all or substantially all of its properties and assets.

The Senior Notes bear interest of 5.75% per year payable semi-annually and will mature on July 15, 2025. The Issuers may redeem the Senior Notes in whole or in part at any time prior to July 15, 2020 at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, and an early redemption premium, calculated on an agreed percentage of the outstanding principal amount, providing compensation on a portion of foregone future interest payables. The Senior Notes will be redeemable in whole or in part at any time on or after July 15, 2020 at the redemption prices set forth in the indenture, plus accrued and unpaid interest, if any, up to, but not including, the redemption date. In addition, at any time prior to July 15, 2020, the Issuers may redeem up to 40% of the aggregate principal amount of the Senior Notes with an amount not greater than the net cash proceeds of certain equity offerings or contributions to Venator’s equity at 105.75% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date. Upon the occurrence of certain change of control events (other than the Separation), holders of the Venator Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Senior Credit Facilities

On August 8, 2017, we entered into the Senior Credit Facilities that provide for first lien senior secured financing of up to $675 million, consisting of:

•	the Term Loan Facility in an aggregate principal amount of $375 million, with a maturity of seven years; and
•	the ABL Facility in an aggregate principal amount of up to $300 million, with a maturity of five years.

The Term Loan Facility will amortize in aggregate annual amounts equal to 1% of the original principal amount of the Term Loan Facility, payable quarterly commencing in the fourth quarter of 2017.

Availability to borrow under the $300 million of commitments under the ABL Facility is subject to a borrowing base calculation comprised of accounts receivable and inventory in United States, Canada, the United Kingdom, Germany and accounts receivable in France and Spain, that fluctuate from time to time and may be further impacted by the lenders’ discretionary ability to impose reserves and availability blocks that might otherwise incrementally increase borrowing availability. As a result, the aggregate amount available for extensions of credit under the ABL Facility at any time is the lesser of $300 million and the borrowing base calculated according to the formula described above minus the aggregate amount of extensions of credit outstanding under the ABL Facility at such time.

Borrowings under the Term Loan Facility bear interest at a rate equal to, at Venator’s option, either (a) a London Interbank Offering Rate (“LIBOR”) based rate determined by reference to the costs of funds for Eurodollar deposits for the interest period relevant to such borrowing, adjusted for certain additional costs subject to an interest rate floor to be agreed or (b) a base rate determined by reference to the highest of (i) the rate of interest per annum determined from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City, (ii) the federal funds rate plus 0.50% per annum and (iii) the one-month adjusted LIBOR plus 1.00% per annum, in each case plus an applicable margin to be agreed upon. Borrowings under the ABL Facility bear interest at a variable rate equal to an applicable margin based on the applicable quarterly average excess availability under the ABL Facility plus either a LIBOR or a base rate.  The applicable margin percentage is calculated and established once every three calendar months and varies from 150 to 200 basis points for LIBOR loans depending on the quarterly average excess availability under the ABL Facility for the immediately preceding three month period.

Guarantees

All obligations under the Senior Credit Facilities are guaranteed by Venator and substantially all of its subsidiaries (the “Guarantors”), and are secured by substantially all of the assets of Venator and the Guarantors, in each case subject to certain exceptions. Lien priority as between the Term Loan Facility and the ABL Facility with respect to the collateral will be governed by an intercreditor agreement.

Substantially all of our U.S. operations and certain of their foreign subsidiary holdings fully and unconditionally guaranteed Huntsman International’s outstanding notes. Upon the Separation, such operations and entities no longer guarantee Huntsman International’s outstanding notes. As of December 31, 2016, Huntsman International and its guarantors had third-party debt outstanding of $3,793 million. As of December 31, 2016, our U.S. operations and certain of our foreign subsidiaries had total assets, excluding intercompany amounts, of $502 million.

Cash Pooling Program

Prior to the Separation, Venator addressed cash flow needs by participating in a cash pooling program with Huntsman. Cash pooling transactions were recorded as either amounts receivable from affiliates or amounts payable to affiliates and are presented as "Net advances to affiliates" and "Net borrowings on affiliate accounts payable" in the investing and financing sections, respectively, in the condensed consolidated and combined statements of cash flows. Interest income was earned if an affiliate was a net lender to the cash pool and paid if an affiliate was a net borrower from the cash pool based on a variable interest rate determined historically by Huntsman. Venator exited the cash pooling program prior to the Separation and all receivables and payables generated through the cash pooling program were settled in connection with the Separation.

Notes Receivable and Payable of Venator to Huntsman

As of September 30, 2017 and December 31, 2016, Venator had notes receivable outstanding from affiliates of nil and $57 million, respectively, and notes payable outstanding to affiliates totaling nil and $882 million, respectively. The borrowers and lenders were subsidiaries of Huntsman International and the notes were unsecured. Substantially all Huntsman receivables or payables were eliminated in connection with the Separation, other than a payable to Huntsman for a liability pursuant to the Tax Matters Agreement dated August 7, 2017, by and among Venator Materials PLC and Huntsman Corporation (the “Tax Matters Agreement”) entered into at the time of the Separation which has been presented as “Noncurrent payable to affiliates” on our condensed consolidated and combined balance sheet. See “Note 9. Income Taxes” for further discussion.

A/R Programs

Certain of our entities participated in the accounts receivable securitization programs ("A/R Programs") sponsored by Huntsman International. Under the A/R Programs, such entities sold certain of their trade receivables to Huntsman International. Huntsman International granted an undivided interest in these receivables to a special purpose entity, which served as security for the issuance of debt of Huntsman International. On April 21, 2017, Huntsman International amended its accounts receivable securitization facilities, which among other things removed existing receivables sold into the program by Venator and at which time we discontinued our participation in the A/R Programs.

As of December 31, 2016, Huntsman International had $106 million of net receivables in their A/R Programs and reflected on their balance sheet associated with Venator. The entities’ allocated losses on the A/R Programs for the three months ended September 30, 2016 was $1 million, and for the nine months ended September 30, 2017 and 2016 were $1 million and $4 million, respectively. The allocation of losses on sale of accounts receivable is based upon the pro-rata portion of total receivables sold into the securitization program as well as other program and interest expenses associated with the A/R Programs.

Compliance with Covenants

We believe that we are in compliance with the covenants contained in the agreements governing our material financing arrangements, including our Senior Credit Facilities and our Senior Notes. Our material financing agreements are subject to affirmative and negative covenants which are customary for secured financings of this type and include financial covenants for interest coverage and total leverage ratios.

A failure to comply with a covenant could result in a default under a material financing arrangement unless we obtained an appropriate waiver or forbearance (as to which we can provide no assurance). A default under these material financing arrangements generally allows debt holders the option to declare the underlying debt obligations immediately due and payable. Furthermore, certain of our material financing arrangements contain cross-default and cross-acceleration provisions under which a failure to comply with the covenants in one material financing arrangement may result in an event of default under another material financing arrangement. If in the future we fail to comply with the financial covenants of our material financing arrangements, we may not have access to the liquidity provided by these financing arrangements.